                                 Exhibit 10.83


                              AMENDMENT NO. 2 (the "Amendment") dated as of
                         March 31, 1998 to the CREDIT, SECURITY, GUARANTY AND PLEDGE AGREEMENT, dated as of December 20, 1996 (as amended by Amendment No.1 dated as of June 30, 1997 and the Waiver and Amendment dated as of February 20, 1997, and as amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among TRIMARK PICTURES, INC., a California corporation, and TRIMARK TELEVISION, INC., a Delaware corporation (each a "Borrower" and together, the "Borrowers"), the Guarantors named herein, the Lenders referred to herein, THE CHASE MANHATTAN BANK, a New York banking corporation, as Agent (the "Administrative Agent") for the Lenders and THE CHASE MANHATTAN BANK as Fronting Bank (the "Fronting Bank").

                            INTRODUCTORY STATEMENT
                            ----------------------

     The Borrowers and the Guarantors have requested that the Lenders waive existing events of default and amend Sections 6.14 and 6.18 of the Credit Agreement. The Lenders are willing to comply with such request on the terms and subject to the conditions hereinafter set forth.

     Accordingly, the parties hereto hereby agree as follows:

     Section 1. Defined Terms. All capitalized terms not otherwise defined in
                -------------
this Amendment are used herein as defined in the Credit Agreement.

     Section 2. Waiver. Subject to the satisfaction of the conditions in Section
                ------
4 hereof, each of the Lenders waives the obligation of the Borrowers to comply with (i) Section 6.14 of the Credit Agreement on December 31, 1997 and (ii)
Section 6.18
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of the Credit Agreement from December 31, 1997 through March 30, 1998.

     Section 3. Amendment to the Credit Agreement. Subject to the satisfaction
                ---------------------------------
of the conditions in Section 4 hereof, the Credit Agreement is hereby amended effective as of the date hereof, as follows:

     (a)  Section 2.1(f) is hereby inserted in the Credit Agreement as follows:

     "(f) Notwithstanding anything to the contrary herein, the Borrowers shall not request any Loan or Letter of Credit if, after giving effect thereto, the sum of the Loans outstanding, plus the L/C Exposure, plus the then existing Completion Reserves for all Designated Pictures would equal or exceed $65,000,000, unless and until such time as the ratio set forth in
     Section 6.18 (such ratio to be calculated for purposes hereof by including the amount of such Loan or Letter of Credit and the then existing Completion Reserve for all Designated Pictures) is equal to or less than 3.5.

     (b) Section 6.14 of the Credit Agreement is hereby amended and restated to read as follows:

     "Permit Consolidated Tangible Net Worth at the end of any quarter to be less than the sum of $15,000,000 plus 100% of net new equity invested and 50% of net earnings, if any, for each fiscal year ending after June 30, 1997 and prior to the date as of which compliance is being determined."

     (c) Section 6.18 of the Credit Agreement is hereby amended and restated to read as follows:

     "Section 6.18 Consolidated Tangible Net Worth Ratio.
                   -------------------------------------

     Permit the ratio of (i) the aggregate amount of all Indebtedness of the Parent and its Consolidated Subsidiaries, consolidated in accordance with GAAP, plus 100% of Product Acquisition Commitments of the Parent and its Consolidated Subsidiaries that support financings provided by the Lenders, plus 110% of all other Product Acquisition Commitments of the Parent and its Consolidated Subsidiaries, less the present value of related Off-Balance

     Sheet Receivables (but not more than the related portion of Product Acquisition Commitments), to (ii) Consolidated Tangible Net Worth to be greater than the ratio set forth below during the period corresponding thereto:


Ratio          Period
-----          ------
4.75:1         March 31, 1998 to June 29,1998
4.5:1          June 30, 1998 to September 29, 1998
4.0:1          September 30, 1998 to December 30, 1998
3.75:1         December 31, 1998 to March 30, 1999
3.5:1          March 31, 1999 and thereafter

     (d) Schedule 2 of the Credit Agreement is hereby amended by amending the Allowable Amount for Viacom/Paramount under the heading "Acceptable Major Domestic Account Debtors (95%)" to read "6,000,000".

     Section 4. Conditions to Effectiveness.  The effectiveness of this
                ---------------------------
Amendment is subject to the satisfaction in full of the following conditions precedent.

     (a) The Administrative Agent shall have received executed counterparts of this Amendment, which, when taken together, bear the signatures of each party hereto;

     (b) An amendment fee in the amount of 0.125% of the Commitment of each Lender shall have been paid to the Administrative Agent on behalf of each Lender.

     (c) All legal matters in connection with this Amendment shall be reasonably satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent.

     Section 5. Representations and Warranties. Each of the Credit Parties
                ------------------------------
hereby represents, warrants and acknowledges to the Administrative Agent (on behalf of itself, Fronting Bank and the Lenders) that:

     (a) Their respective obligations to the Lenders under the Credit Agreement remain in full force and effect.

     (b) The representations and warranties contained in the Credit Agreement and in the other Fundamental Documents are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date).

     (c) After giving effect hereto, each of the Credit Parties is in compliance with all the terms and provisions set forth in the Credit Agreement and the other Fundamental Documents and no Default or Event of Default has occurred or is continuing under the Credit Agreement or any other Fundamental Document.

     (d) The acknowledgments, representations and warranties in this Section 5 have been a material inducement for the Lenders to agree to enter into this Amendment, (ii) the Lenders are relying on such acknowledgments, representations and warranties, and (iii) the Lenders would not have entered into this Amendment without such acknowledgments, representations and warranties.

     Section 6. Full Force and Effect. Except as expressly set forth herein,
                ---------------------
this Amendment does not constitute a waiver or modification of any provision of the Credit Agreement or a waiver of any Default or Event of Default under the Credit Agreement, in either case whether or not known to the Lenders. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used herein, the terms "Credit Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment. References to the terms "Agreement" or "Credit Agreement" appearing in the Exhibits or Schedules hereto or to the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

     SECTION 7. APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                --------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

     Section 8. Counterparts.  This Amendment may be executed in two or
                ------------
more counterparts, each of which shall constitute as an original, but all of which when taken together shall constitute but one instrument.

     Section 9.  Expenses.  The Borrowers agree to pay all reasonable out-
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of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery, performance or enforcement of this Amendment, the Credit Agreement or the other Fundamental Documents and any other documentation contemplated hereby or thereby, including, but not limited to, the reasonable fees and disbursements of external legal counsel for the Administrative Agent and the allocated costs and charges of its internal legal counsel.

     Section 10. Headings. The headings of this Amendment are for the purposes
                 --------
of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first written above.

                              TRIMARK PICTURES, INC.
                              TRIMARK TELEVISION, INC.
                              TRIMARK HOLDINGS, INC.
                              TRIMARK MUSIC
                              CHEAP DATE, INC.
                              WRITERS ON THE WAVE
                              PURPLE TREE PRODUCTIONS, INC.
                              LOVING GUN PRODUCTIONS, INC.
                              TRIMARK INTERACTIVE

                              By___________________________
                                Name:
                                Title:  Authorized Signatory for each of the
                              foregoing

                              THE CHASE MANHATTAN BANK,
                              individually and as Administrative Agent

                              By:___________________________
                                 Name:
                                 Title:
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                              CITY NATIONAL BANK

                              By____________________________
                                Name:
                                Title:

                              COMERICA BANK-CALIFORNIA

                              By____________________________
                                Name:
                                Title:

                              FIRST HAWAIIAN BANK

                              By____________________________
                                Name:
                                Title:

                              IMPERIAL BANK

                              By____________________________
                                Name:
                                Title:

                              SILICON VALLEY BANK

                              By____________________________
                                Name:
                                Title:

                              THE SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH

                              By____________________________
                                Name:
                                Title:

                              UNION BANK OF CALIFORNIA, N.A.

                              By____________________________
                                Name:
                                Title:

                              DE NATIONALE INVESTERINGSBANK N.V.

                              By____________________________
                                Name:
                                Title: